                                                                      EXHIBIT 25

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     Check if an Application to Determine
          Eligibility of a Trustee Pursuant to Section 305(b)(2) [ ]

                            SUNTRUST BANK, ATLANTA
              (Exact name of trustee as specified in its charter)

       GEORGIA BANKING CORPORATION                               58-0466330
(Jurisdiction of incorporation or organization                (I.R.S. Employer
       if not a U.S. national bank)                          Identification No.)

            25 PARK PLACE, N.E.
             ATLANTA, GEORGIA                                       30303
 (Address of principal executive offices)                         (Zip code)

                                SANDRA THOMPSON
                            SUNTRUST BANK, ATLANTA
                   3495 PIEDMONT ROAD BUILDING 10, SUITE 810
                            ATLANTA, GEORGIA  30305
                                (404) 240-1934
           (Name, address and telephone number of agent for service)

                            ----------------------

                                GOLD KIST INC.
              (Exact name of obligor as specified in its charter)

            GEORGIA                                             58-0255560
(State or other jurisdiction of                              (I.R.S. Employee
 incorporation or organization)                             Identification No.)

   244 PERIMETER CENTER PARKWAY, N.E.
           ATLANTA, GEORGIA                                        30346
(Address of principal executive offices)                         (Zip Code)

                            ----------------------

                                DEBT SECURITIES
                      (Title of the indenture securities)

================================================================================

ITEM 1.  GENERAL INFORMATION.

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

     Department of Banking and Finance,
     State of Georgia,
     Atlanta, Georgia

     Federal Reserve Bank of Atlanta
     104 Marietta Street, N.W.
     Atlanta, Georgia

     Federal Deposit Insurance Corporation
     Washington, D.C.

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

     None.

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

     Not Applicable.

ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURE.

     Not Applicable.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

     Not Applicable.

ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

     Not Applicable.

ITEM 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
         OFFICIALS.

     Not Applicable.

ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

     Not Applicable.

ITEM 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

     Not Applicable.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

     Not Applicable.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

     Not Applicable.

ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

     Not Applicable.

ITEM 13. DEFAULTS BY THE OBLIGOR.

     (a) Whether there is or has been a default with respect to the securities under this indenture.

     There is not and has not been any such default.

     (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series.

     There has not been any such default.

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

     Not Applicable.

ITEM 15. FOREIGN TRUSTEE.

     Not Applicable.

ITEM 16. LIST OF EXHIBITS.

     The additional exhibits listed below are filed herewith: exhibits, if any, identified in parentheses are on file with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and Rule 24 of the Commission's Rules of Practice.

Exhibit
Number
-------

   1    - A copy of the Articles of Amendment and Restated Articles of
          Incorporation of the trustee as now in effect. (Exhibit 1 to Form T-1, Registration No. 33-63523).

   2    - A copy of the certificate of authority of the trustee to commence business. (Included in Exhibit 1).

   3    - A copy of the authorization of the trustee to exercise trust powers.
          (Included in Exhibit 1).

   4    - Bylaws of the Trustee (Exhibit 4 to Form T-1, Registration No. 33-
          49283).

   5    - Not applicable.

   6    - Consent of the trustee required by Section 321(b) of the Trust
          Indenture Act of 1939, as amended.

   7    - Latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on June 30, 1998.

   8    - Not applicable.

   9    - Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, SunTrust Bank, Atlanta, a Georgia banking corporation, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia, on the 24th day of September, 1998.


                                       SUNTRUST BANK, ATLANTA



                                       By: /s/ Sandra Thompson
                                           -------------------
                                           Sandra Thompson
                                           Vice President


                                       By: /s/ Kristine Prall
                                           -------------------
                                           Kristine Prall
                                           Trust Officer

                                                                      EXHIBIT 6

                              CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issue of Debt Securities by Gold Kist Inc., we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                       SUNTRUST BANK, ATLANTA



                                       By: /s/ Sandra Thompson
                                           -------------------
                                           Sandra Thompson
                                           Vice President
Dated: September 24, 1998

                                       By: /s/ Kristine Prall
                                           -------------------
                                           Kristine Prall
                                           Trust Officer

                                                                       EXHIBIT 7

                               Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                               Federal Deposit Insurance Corporation
                               OMB Number: 3064-0052
                               Office of the Comptroller of the Currency
                               OMB Number: 1557-0081

                               Expires March 31, 2001


FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES - FFIEC 031

REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1998

This report is required by law: 12 U.S.C. (S)324 (State member banks); 12 U.S.C.
(S)1817 (State nonmember banks); and 12 U.S.C. (S)161 (National banks).

(19980630)
-----------
(RCRI 9999)

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement susidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

-----------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I,
  ----------------------------------------------------
  Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

  /s/ Russell L. Hunter
-----------------------------------------------------
Signature of Officer Authorized to Sign Report

         7/29/98
-----------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

 /s/ Robert R. Long
----------------------------------------------------
Director (Trustee)

/s/ R. W. Courts, II
----------------------------------------------------
Director (Trustee)

 /s/ L. Phillip Humann
----------------------------------------------------
Director (Trustee)


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SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then filed the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
     (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy record of the completed report that the bank places in its files.

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FDIC Certificate Number  |    |    |    |    |    |
                         --------------------------
                               (1) CBI 90501

---------------------------------------------------
Legal Title of Bank (TEXT 9010)


---------------------------------------------------
City (TEXT 9130)


---------------------------------------------------
State Abbrev. (TEXT 9200)  ZIP Code (TEXT ????)

REPORT OF CONDITION

-------------------------------------------------------------------------------
Consolidating domestic subsidiaries of the
        SUNTRUST BANK ATLANTA
        in the state of GA at the close of business on June 30, 1998 published in response to call made by (Enter additional information below)
         __________________________________________________________________
   4769 |                                                                  |
         __________________________________________________________________
   4769 |                                                                  |
         __________________________________________________________________


STATEMENT OF RESOURCES AND LIABILITIES

                                                                                Dollar Amounts in Thousands
____________________________________________________________________________________________________________
ASSETS

Cash and balances due from depository institutions:
                                                                                               ____________
  Noninterest-bearing balances and currency and coin                                          |  1,251,852 |
                                                                                               ____________
  Interest-bearing balances                                                                   |      5,142 |
                                                                                               ____________


Securities:
                                                                                               ____________
  Held-to-maturity securities                                                                 |          0 |
                                                                                               ____________
  Available-for-sale securities                                                               |  3,586,729 |
                                                                                               ____________
Federal funds sold and securities purchased under agreements to resell                        |  1,277,270 |
                                                                                               ____________
Loans and lease financing receivables:
                                                                            ____________
  Loans and leases, net of unearned income                                 | 11,169,988 |
                                                                            ____________
  LESS: Allowance for loan and lease losses                                |    135,758 |
                                                                            ____________
  LESS: Allocated transfer risk reserve                                    |          0 |
                                                                            ____________       ____________
  Loans and leases, net of unearned income, allowance, and reserve                            | 11,034,230 |
                                                                                               ____________
Trading Assets                                                                                |     22,211 |
                                                                                               ____________
Premises and fixed assets (including capitalized leases)                                      |    100,156 |
                                                                                               ____________
Other real estate owned                                                                       |      1,919 |
                                                                                               ____________
Investments in unconsolidated subsidiaries and associated companies                           |     12,664 |
                                                                                               ____________
Customers' liability to this bank on acceptances outstanding                                  |    373,600 |
                                                                                               ____________
Intangible assets                                                                             |     15,777 |
                                                                                               ____________
Other assets                                                                                  |    166,401 |
                                                                                               ____________
Total assets                                                                                  | 17,846,951 |
                                                                                               ____________

----------------------------------------------------------------------------------------------------------------
LIABILITIES
                                                                                 (Dollar Amounts in Thousands)
----------------------------------------------------------------------------------------------------------------
DEPOSITS

  In domestic offices                                                                              7,037,048
    Noninterest-bearing                                                            3,029,162
    Interest-bearing                                                               4,007,886
  In foreign offices, Edge and Agreement subsidiaries, and IBFs                                    1,518,531
    Noninterest-bearing                                                                    0
    Interest-bearing                                                               1,518,531
Federal funds purchased and securities sold under agreements to repurchase                         3,688,681
Demand notes issued to the U.S. Treasury                                                                   0
Trading liabilities                                                                                        0
Other borrowed money:
  With remaining maturity of one year or less                                                        967,040
  With a remaining maturity of more than one year through three years                                  2,540
  With a remaining maturity of more than three years                                                       0
Bank's liability on acceptances executed and outstanding                                             373,600
Subordinated notes and debentures                                                                    250,000
Other liabilities                                                                                  1,305,100
                                                                                                  ----------
Total liabilities                                                                                 15,142,540
                                                                                                  ==========

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                              0
Common stock                                                                                          21,601
Surplus                                                                                              703,406
Undivided profits and capital reserves                                                               648,298
Net unrealized holding gains (losses) on available-for-sale securities                             1,331,106
Cumulative foreign currency translation adjustments                                                        0
                                                                                                  ----------
Total equity capital                                                                               2,704,411
                                                                                                  ----------
Total liabilities and equity capital                                                              17,846,951
                                                                                                  ==========

                                                                               I,
We, the undersigned directors, attest to the                  4769
correctness of this statement of resources and                     --------------------------------------------------
liabilities.  We declare that it has been examined                               (Name, Title)
by us, and to the best of our knowledge and                        of the above named bank do hereby declare
belief has been prepared in conformance                            that this Report of Condition is true and
with the instructions and is true and correct.                     correct to the best of my knowledge and belief.


        Text
        ----
        4769
Director #1
             ---------------------------------------------      -------------------------------------------

Director #2
             ---------------------------------------------      -------------------------------------------

Director #3
             ---------------------------------------------      --------------------------------------------